UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026
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LEAR CORPORATION
(Exact name of Registrant as specified in its charter)
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Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI 48033
(Address of principal executive offices)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	LEA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b), (c) and (e)
On October 13, 2026, Jason Cardew notified Lear Corporation (the “Company”) that he has determined to resign as Senior Vice President and Chief Financial Officer of the Company, effective February 28, 2027. Thereafter, Mr. Cardew will continue to serve as a non-executive employee of the Company, in a consulting and advisory role, until his retirement from the Company on December 31, 2027. Jared Fedele has been appointed to serve as Mr. Cardew’s replacement in the role of Senior Vice President and Chief Financial Officer of the Company, effective March 1, 2027. A copy of the press release announcing the transition is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Mr. Fedele, age 45, currently serves as Vice President of Finance for the Company’s Global Seating and E-Systems businesses. Previously, he served as Vice President of Finance responsible for the Company’s worldwide financial planning and analysis from 2023 to 2025 and the Vice President of Finance and Chief Financial Officer for the Company’s Asia Pacific region from 2018 to 2023. Mr. Fedele joined the Company in July 2003. Since then, he has served in finance roles of increasing responsibility, including management roles in a Company manufacturing facility.
There are no family relationships between Mr. Fedele and any of the directors or executive officers of the Company, nor are there transactions in which Mr. Fedele has an interest requiring disclosure under Item 404(a) of Regulation S-K. Except for the Fedele Agreement (as defined below), there are no arrangements or understandings between Mr. Fedele and the Company, its officers or directors, or, to the Company’s knowledge, any other person, pursuant to which Mr. Fedele was selected as an officer of the Company.
In connection with Mr. Fedele’s appointment as Senior Vice President and Chief Financial Officer of the Company, on October 13, 2026, the Company entered into an Employment Agreement with Mr. Fedele, effective March 1, 2027 (the “Fedele Agreement”).
Pursuant to the Fedele Agreement, Mr. Fedele will serve as the Company’s Senior Vice President and Chief Financial Officer. Mr. Fedele will receive an initial annual base salary of $750,000 and will be eligible to participate in the Company’s Annual Incentive Plan, as amended and restated and 2019 Long-Term Stock Incentive Plan, as amended and restated (the “LTSIP”). In the event that Mr. Fedele’s employment is terminated by the Company other than for “cause” or “incapacity” or due to Mr. Fedele’s death, or by Mr. Fedele for “good reason” (as such terms are defined in the Fedele Agreement), Mr. Fedele will become entitled to receive a severance package, subject to his execution and non-revocation of a release of claims in favor of the Company, comprised of two times the sum of Mr. Fedele’s annual base salary in effect on the date of such termination or on the effective date of his employment agreement, if higher and his target bonus in effect on the date of such termination or on the effective date of his employment agreement, if higher and 24 months of continued health coverage. In the event that Mr. Fedele’s employment is terminated by the Company for incapacity or for any reason other than cause, by Mr. Fedele for good reason or upon Mr. Fedele’s death, Mr. Fedele will become entitled to full vesting of time-based vesting LTSIP awards and pro-rata vesting of performance-based LTSIP awards (based on actual performance). In addition, the Fedele Agreement contains restrictive covenants relating to non-competition, confidential information, and non-solicitation of the Company’s employees and customers.
In connection with the transition, the Company and Mr. Cardew entered into an Amended and Restated Employment Agreement (the “Cardew Agreement”), effective March 1, 2027. Under the Cardew Agreement, Mr. Cardew will serve as a non-executive employee of the Company in a consulting and advisory role, from the effective date thereof through Mr. Cardew’s retirement from the Company on December 31, 2027 (or his earlier termination in accordance with the Cardew Agreement) (the “Term”). During the Term, Mr. Cardew will assist with the leadership transition and provide other services as reasonably requested by Raymond E. Scott, President and Chief Executive Officer of the Company, and Mr. Fedele. In exchange for providing such services during the Term,

Mr. Cardew will receive a base salary of $22,000 per month, will continue to participate in the Company’s employee benefit plans, in accordance with their terms as in effect from time to time, and will be eligible to receive a cash performance bonus solely with respect to the period in the 2027 performance year during which he served as Senior Vice President and Chief Financial Officer of the Company (determined based on Mr. Cardew’s base salary in effect during such period). The Cardew Agreement otherwise contains terms substantially similar to those of Mr. Cardew’s employment agreement in effect prior to the amendment and restatement except that, in the event that Mr. Cardew’s employment terminates for any reason during the Term, Mr. Cardew will not be entitled to receive any cash severance benefits.
The foregoing descriptions of the Fedele Agreement and the Cardew Agreement are summaries only and are qualified in their entirety by reference to the full text of the Fedele Agreement and the Cardew Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Exhibit Description
10.1	Employment Agreement, effective March 1, 2027, by and between Mr. Fedele and Lear Corporation.
10.2	Amended and Restated Employment Agreement, effective March 1, 2027, by and between Mr. Cardew and Lear Corporation.
99.1	Press Release, dated October 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

October 19, 2026	By:	/s/ Raymond E. Scott
	Name:	Raymond E. Scott
	Title:	President and Chief Executive Officer

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